Other Net Operating Results	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other Net Operating Results
27.	OTHER NET OPERATING RESULTS

	2022	2021	2020
Result for sale of participation in areas (1)	-	21	192
Result from sale of assets held for disposal	-	57	-
Lawsuits	145	(341)	(70)
Insurance	-	15	56
Result for contractual commitment Exmar (2)	-	-	(105)
Miscellaneous	5	16	20

	150	(232)	93

(1)	See Note 34.b).
(2)	See Note 34.d).